UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2015

GFI GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34897	80-0006224
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street New York, NY	10041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 968-4100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 27, 2015, GFI Group Inc. (the “Company”) and GFI Holdings Limited, as Borrowers, certain subsidiaries of the Company, as Guarantors, various lenders and Bank of America, N.A. (“Bank of America”), as Administrative Agent, entered into a Third Amendment to Credit Agreement (the “Third Amendment”) that amends the Company’s Second Amended and Restated Credit Agreement, dated December 20, 2010 (the “Second A&R Credit Agreement” and as amended by the First Amendment and Consent dated as of March 6, 2013 (the “First Amendment” and the Second Amendment dated as of July 28, 2014 (the “Second Amendment”), and as further amended or modified from time to time, the “Credit Agreement”)).  The Second A&R Credit Agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 20, 2010, the First Amendment was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 7, 2013 and the Second Amendment was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 1, 2014.  The Third Amendment permits the transactions contemplated by the Tender Offer Agreement (as defined in Item 5.01 below), including by amending the definition of “Change of Control” to permit BGC Partners, Inc., a Delaware corporation (“BGC”), to acquire shares of the equity of the Company in excess of 35% without triggering a “Change of Control”.

A copy of the Third Amendment is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Second A&R Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second A&R Credit Agreement, the First Amendment, the Second Amendment and the Third Amendment.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations is hereby incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As previously disclosed, on February 19, 2015, the Company, BGC, and BGC Partners, L.P., a Delaware limited partnership (the “Purchaser”) and an operating subsidiary of BGC, entered into a Tender Offer Agreement (the “Tender Offer Agreement”).  In accordance with the Tender Offer Agreement, BGC and Purchaser amended their tender offer to purchase all of the outstanding shares of common stock, par value $0.01 per share (the “Common Stock”), of the Company (the “Offer”) for $6.10 per share in cash.  The Offer expired at 5:00 p.m., New York City time, on February 26, 2015.  54,274,212 shares of Common Stock were tendered pursuant to the Offer.  The tendered shares, together with the approximately 17.1 million shares of Common Stock already owned by BGC, represent approximately 56% of the Company’s outstanding shares.

As a result of the completion of the Offer, a change of control of the Company occurred.  The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference.  Purchaser paid for the shares of Common Stock validly tendered and not withdrawn pursuant to the Offer on March 4, 2015 in the aggregate amount of approximately $331.1 million. Such payments were funded by Purchaser’s available cash, which includes the proceeds of BGC’s $300 million senior notes offering, which closed on December 9, 2014.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately after completion of the Offer, the size of the board of directors was increased from five to eight members and, following the appointment of three of the individuals designated by BGC, Marisa Cassoni, Frank Fanzilli, Jr. and Richard Magee resigned as members of the board of directors and any and all committees thereof.  Each director resigned in accordance with the Tender Offer Agreement, and no director resigned because of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Pursuant to the Tender Offer Agreement, on February 26, 2015, the following individuals designated by BGC were appointed to the expanded eight-member board of directors of GFI:

•                  Howard Lutnick (age 53), Chairman and Chief Executive Officer of BGC;

•                  Shaun Lynn (age 52), President of BGC;

•                  Stephen Merkel (age 56), Executive Vice President, General Counsel and Secretary of BGC;

•                  William J. Moran (age 73), Former Executive Vice President, JPMorgan Chase & Co.;

•                  Peter J. Powers (age 70), President and Chief Executive Officer, Powers Global Strategies LLC; and

•                  Michael Snow (age 66), Managing Member and Chief Investment Officer of Snow Fund One, LLC.

Messrs. Moran, Powers and Snow are independent directors and will serve on the audit committee.

The information required by Item 5.02 of Form 8-K regarding the new directors of the Company has been previously disclosed in the Information Statement on Schedule 14F-1 filed by the Company on February 20, 2015, which is included as Exhibit 20.1 hereto, and such information is incorporated herein by reference.

Item 8.01. Other Events.

On February 27, 2015, BGC and the Company issued a joint press release announcing the successful completion of the Offer.  A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Certain matters discussed in this Current Report on Form 8-K and the exhibits incorporated herein contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to (i) plans, objectives, expectations and intentions; (ii) other statements contained in this communication that are not historical facts; and (iii) other statements identified by words such as “anticipate,” “believe,” “estimate,” “may,” “might,” “intend,” “expect” and similar expressions. Actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements contained herein.  These forward-looking statements are based largely on the expectations of the Company and are subject to a number of risks and uncertainties.  These include, but are not limited to, risks and uncertainties associated with: the risk that the transactions contemplated by the Tender Offer

Agreement disrupt current plans and operations and/or increases operating costs and the potential difficulties in customer loss and employee retention as a result of the announcement and consummation of the Tender Offer Agreement and transactions contemplated thereby; the outcome of any legal proceedings that may be instituted against the Company, BGC or the Purchaser or others following announcement and consummation of the Tender Offer Agreement; economic, political and market factors affecting trading volumes; securities prices or demand for the Company’s brokerage services; competition from current and new competitors; the Company’s ability to attract and retain key personnel, including highly-qualified brokerage personnel; the Company’s ability to identify and develop new products and markets; changes in laws and regulations governing the Company’s business and operations or permissible activities; the Company’s ability to manage its international operations; financial difficulties experienced by the Company’s customers or key participants in the markets in which the Company focuses its services; the Company’s ability to keep up with technological changes; and uncertainties relating to litigation and the Company’s ability to assess and integrate acquisition prospects.  Further information about factors that could affect the financial and other results of the Company is included in its filings with the Securities and Exchange Commission.  The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

These forward-looking statements speak only as of the date hereof.  Except for the ongoing obligations of the Company to disclose material information under the federal securities laws, the Company undertakes no obligation to revise or update publicly any forward-looking statement, except as required by law.  Other factors that may impact the forward-looking statements are described in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2013 and Forms 10-Q.  For additional information on the Company, please visit the Company’s website at http://www.gfigroup.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1

Third Amendment to Credit Agreement, dated as of February 27, 2015, among GFI Group Inc. and GFI Holdings Limited, as Borrowers, certain subsidiaries of the Company as Guarantors, various Lenders and Bank of America, N.A., as administrative Agent

20.1	Information Statement on Schedule 14F-1 (incorporated by reference in its entirety as originally filed with the SEC on February 20, 2015)

99.1	Joint Press Release issued by BGC Partners, Inc. and GFI Group Inc., dated February 27, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GFI GROUP INC.

Dated: March 4, 2015	By:	/s/ Christopher D’Antuono
Name: Christopher D’Antuono Title: General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1

Third Amendment to Credit Agreement, dated as of February 27, 2015, among GFI Group Inc. and GFI Holdings Limited, as Borrowers, certain subsidiaries of the Company as Guarantors, various Lenders and Bank of America, N.A., as administrative Agent

20.1	Information Statement on Schedule 14F-1 (incorporated by reference in its entirety as originally filed with the SEC on February 20, 2015)

99.1	Joint Press Release issued by BGC Partners, Inc. and GFI Group Inc., dated February 27, 2015